UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 1, 2013

DFC Global Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50866	23-2636866
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1436 Lancaster Avenue, Suite 300, Berwyn, Pennsylvania		19312
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-296-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

DFC Global Corp. (the “Registrant”) is filing this amendment to the Current Report on Form 8-K filed by the Registrant on May 1, 2013, to correct Exhibit 99.1 furnished with that Form 8-K. After the filing on May 1, 2013, the Registrant discovered that the press release furnished with the Form 8-contained typographical errors. Specifically the Consolidated Balance Sheet as of June 30, 2012 included on page 7, the Consolidated Statement of Operations on page 8, the Pro Forma Net Income table on page 10, and the Adjusted EBITDA Reconciliation table on page 11 of the press release contained typographical errors in the press release furnished with the EDGAR filing. Accordingly, the Registrant is furnishing herewith a corrected copy of the press release as issued on May 1, 2013.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release issued by DFC Global Corp. on May 1, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DFC Global Corp.

May 30, 2013	By:	/s/ William M. Athas

Name: William M. Athas
Title: : Senior Vice President of Finance and Corporate Controller

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Exhibit Index

Exhibit No.	Description

99.1	Press Release Dated May 1, 2013